UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

PREMIER BOND

FUND (WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Premier Bond Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset Premier Bond Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

Western Asset Premier Bond Fund	III

Investment commentary (cont’d)

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Premier Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. Under normal market conditions, the Fund expects to invest substantially all (but at least 80%) of its total managed assetsi in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities, and at least 65% of its total managed assets in bonds that, at the time of purchase, are of investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality at the time of purchase. The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar. The Fund expects that the average effective durationii of its portfolio will range between 3.5 and seven years, although this target duration may change from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan, and Christopher F. Kilpatrick. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-durationiii Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)iv and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This

Western Asset Premier Bond Fund 2013 Annual Report	1

Fund overview (cont’d)

was the highest level for the ten-year Treasury since July 2011. In Europe, the European Central Bank (“ECB”)v cut its official lending rate from 0.75% to 0.50% in May 2013. The ECB then lowered the rate to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006.

All told, the Barclays U.S. Aggregate Indexvi returned -2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)vii gained 7.44%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 13.82% and 5.05%, respectively. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii, returned -6.58% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period given changing valuations. We increased the Fund’s allocations to investment grade and high-yield corporate bonds given our positive views on the credit market. In contrast, we reduced our allocations to non-agency mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”).

The Fund utilized leverage during the reporting period. This contributed to results given the market’s positive results. We ended the period with leverage as a percentage of gross assets of roughly 29%, the same amount as the Fund had at the beginning of the year.

Treasury futures, which were used to help manage the Fund’s duration and yield curveix positioning, modestly detracted from performance. High-yield index swaps (CDX) and high-yield index swaptions were used to manage our high-yield exposure. CDX detracted from performance, whereas the swaptions were slightly additive for results. Finally, the use of currency forwards to hedge its currency exposure were negative for performance. However, these losses from currency hedges were essentially offset by the increase in the value of our non-U.S. dollar denominated bonds when translated back to U.S. dollars.

Performance review

For the twelve months ended December 31, 2013, Western Asset Premier Bond Fund returned 7.71% based on its net asset value (“NAV”)x and 0.97% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexxi and the Barclays U.S. Credit Indexxii, returned 7.44% and -2.01%, respectively, for the same period. The Lipper Corporate BBB-Rated Debt Closed-End Funds (Leveraged) Category Averagexiii returned 0.68% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

2	Western Asset Premier Bond Fund 2013 Annual Report

During the twelve-month period, the Fund made distributions to shareholders totaling $1.14 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2013
Price per share	12-month total return**
$14.81 (NAV)	7.71	%†
$14.53 (Market Price)	0.97	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of a all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its allocation to non-agency MBS. They were supported by attractive yields, continued principal paydowns and signs of improvement in the housing market.

The Fund’s high-yield bond exposure was also additive. They performed well given generally improving fundamentals, overall robust demand and continued low defaults. Examples of strong high-yield performers were our positions in Wind Acquisition Finance and Norwegian Cruise Lines. Wind Acquisition Finance is the third largest wireless provider and the second largest wireline provider in Italy. Its bonds had also generated poor results prior to the beginning of the reporting period. We maintained our position, as we felt the weakness was primarily due to the fact that the company is located in Italy, a southern European country that was a key concern in the European sovereign debt crisis. As the period progressed, Wind Acquisition Finance’s bonds rebounded sharply, as its fundamentals remained intact and the weak supply/demand technicals surrounding Italy dissipated. Cruise line operator Norwegian Cruise Lines performed well as the company had strong fundamental results over the year. Impressive earnings growth, partly from the successful integration of the firm’s newest and largest ship, the Norwegian Breakaway, led to a decline in overall leverage.

The Fund’s investment grade corporate bond allocation also modestly contributed to performance. Holdings that added the most value included Verizon Communications and Barclays Bank. Telecommunications company Verizon Communications performed well during the year as its fundamentals continued to improve. In addition, the company’s $49 billion new bond offering in September 2013 — the largest corporate debt offering ever — was well received by investors. Our Barclays Bank exposure

*	Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the character of distributions paid during the fiscal year ended December 31, 2013, please refer to page 27 of this report.

Western Asset Premier Bond Fund 2013 Annual Report	3

Fund overview (cont’d)

benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals.

Q. What were the leading detractors from performance?

A. The Fund performed very well during the reporting period. However, our emerging market sovereign exposure, particularly to Venezuela and Turkey, detracted from absolute performance. In Venezuela, the death of President Chavez in March 2013 created a number of uncertainties in the county and the political climate remained highly unsettled during the reporting period. The country’s economy continued to be weak and inflation soared, causing its bond yields to move sharply higher. However, we believe valuations in Venezuela are still very attractive and our belief is that there are both ability and willingness for the country to meet its debt obligations. Our Turkish sovereign debt position was negatively impacted by the general sell-off in emerging market sovereign bonds over the year. Turkey also suffered from political turmoil linked to corruption charges as well as a large current account deficit.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change

4	Western Asset Premier Bond Fund 2013 Annual Report

and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Asset-Backed Securities (24.2%), Financials (19.7%), Collateralized Mortgage Obligations (16.6%), Industrials (11.5%) and Telecommunication Services (10.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

xii	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Premier Bond Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of December 31, 2013 and December 31, 2012 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Premier Bond Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2013 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

8	Western Asset Premier Bond Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 71.0%
Consumer Discretionary — 9.3%
Automobiles — 2.0%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000		$1,451,933
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000		1,182,090
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		804,158
Total Automobiles					3,438,181
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000		5,750
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000		63,300
Total Diversified Consumer Services					69,050
Hotels, Restaurants & Leisure — 0.9%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	120,000		121,860	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	160,000		155,600
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000		595,650	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	720,000		764,100	(a)
Total Hotels, Restaurants & Leisure					1,637,210
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000		422,175
Media — 6.0%
21st Century Fox America Inc., Notes	8.875%	4/26/23	400,000		510,261
Comcast Corp., Notes	5.900%	3/15/16	400,000		441,756
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,209,835
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,077,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000		440,825
Gray Television Inc., Senior Notes	7.500%	10/1/20	310,000		329,375
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000		1,612,500	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	327,566		335,755	(a)(b)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	720,000		717,969
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,258,291
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,572,627	(a)
Total Media					10,506,694
Specialty Retail — 0.2%
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	270,000		282,825	(a)
Total Consumer Discretionary					16,356,135

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	9

Schedule of investments (cont’d)

December 31, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 3.0%
Food & Staples Retailing — 1.5%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	482,878	$524,916	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	481,318	522,175
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	477,090	524,854
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	455,297	521,816
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	440,869	525,552	(a)
Total Food & Staples Retailing				2,619,313
Food Products — 1.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921	815,250
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	640,000	692,800	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	340,000	324,700	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	500,000	531,250	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	220,000	223,300	(a)
Total Food Products				2,587,300
Total Consumer Staples				5,206,613
Energy — 8.6%
Energy Equipment & Services — 1.3%
CGG, Senior Notes	6.500%	6/1/21	750,000	768,750
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	410,000	413,075
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	410,000	457,150	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	650,000	689,000	(a)
Total Energy Equipment & Services				2,327,975
Oil, Gas & Consumable Fuels — 7.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	693,011
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,080,000	858,600
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	170,000	177,650
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	583,417
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	170,000	196,350
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	440,000	471,900
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	166,095
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	476,300
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	403,456
Ecopetrol SA, Senior Notes	5.875%	9/18/23	55,000	58,025
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	192,806
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	670,000	698,475
Hess Corp., Notes	7.875%	10/1/29	350,000	446,036

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2013 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	740,000	$799,200
MEG Energy Corp., Senior Notes	7.000%	3/31/24	840,000	850,500	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	370,000	378,325	(a)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	952,692
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	137,158
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	660,000	728,891
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	1,000,000	1,115,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	750,000	795,000
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	252,835	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	710,000	725,975	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	230,000	240,350	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	436,527
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	45,533
Total Oil, Gas & Consumable Fuels				12,880,107
Total Energy				15,208,082
Financials — 17.5%
Capital Markets — 2.2%
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	2,000,000	1,810,670	(c)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	875,874
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,112,545
Total Capital Markets				3,799,089
Commercial Banks — 7.4%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	806,286	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,500,000	2,662,500
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	450,000	497,250	(a)(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,610,000	1,827,350	(a)(c)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	308,684	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,000,000	1,023,981
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	760,000	729,986	(a)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	230,000	236,808
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,481,901
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	151,068
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	140,000	153,995
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000	511,897	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	305,978	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/14/14	2,530,000	2,314,950	(c)(d)
Total Commercial Banks				13,012,634

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	11

Schedule of investments (cont’d)

December 31, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — 0.2%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	$419,562
Diversified Financial Services — 6.1%
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,202,050
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	465,896
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,112,643
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	503,379
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	542,500	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,624,950
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	750,000	748,125
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	463,000	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	1,910,000	1,826,437	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,339,355
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	350,000	363,125
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	533,750	(a)(c)
Total Diversified Financial Services				10,725,210
Insurance — 1.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.847%	3/31/14	100,000	99,625	(c)(d)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/7/37	200,000	215,000	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	737,500
XL Capital Ltd., Senior Notes	5.250%	9/15/14	1,000,000	1,030,702
Total Insurance				2,082,827
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	690,000	717,600	(a)
Total Financials				30,756,922
Health Care — 2.3%
Health Care Equipment & Supplies — 0.5%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	340,000	348,075	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	610,000	542,900
Total Health Care Equipment & Supplies				890,975
Health Care Providers & Services — 1.8%
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	520,000	533,000	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	200,000	209,250
HCA Inc., Debentures	7.500%	11/15/95	185,000	160,025
HCA Inc., Notes	6.375%	1/15/15	430,000	451,500
HCA Inc., Notes	7.690%	6/15/25	90,000	94,050
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	230,000	243,800
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	190,000	70,300	(a)(e)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2013 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Radnet Management Inc., Senior Notes	10.375%	4/1/18	530,000	$528,675
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	480,000	517,200
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	420,000	438,375	(a)
Total Health Care Providers & Services				3,246,175
Total Health Care				4,137,150
Industrials — 11.3%
Aerospace & Defense — 0.6%
Boeing Co., Notes	6.125%	2/15/33	600,000	711,677
GenCorp Inc., Secured Notes	7.125%	3/15/21	250,000	267,500
Total Aerospace & Defense				979,177
Airlines — 7.7%
Air 2 US, Notes	8.027%	10/1/19	1,591,513	1,655,173	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	360,000	382,500	(a)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	1,717,039	1,837,232
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	231,000	231,578	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	134,835	151,689
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	368,085	418,696
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	665,490	705,419
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	718,890	749,892
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	919,448	1,003,394
United Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	490,116	560,545
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	663,211	716,268
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	949,324	992,043
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,082,883	2,176,613
US Airways, Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,756,264	1,980,188
Total Airlines				13,561,230
Commercial Services & Supplies — 0.4%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	590,000	649,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	72,000	79,200	(a)
Total Commercial Services & Supplies				728,200
Construction & Engineering — 0.4%
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	470,000	481,750	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	200,000	195,500	(a)
Total Construction & Engineering				677,250

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	$358,700	(a)
Machinery — 0.4%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	710,000	754,375	(a)
Marine — 1.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,682,000	1,677,795
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	470,000	479,400	(a)
Total Marine				2,157,195
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	590,000	643,100
Total Industrials				19,859,227
Information Technology — 0.9%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	500,000	514,838
IT Services — 0.4%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	562,559
First Data Corp., Senior Secured Notes	6.750%	11/1/20	150,000	156,000	(a)
Total IT Services				718,559
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	28,000	28,560
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	351,900	(a)
Total Information Technology				1,613,857
Materials — 4.9%
Chemicals — 0.1%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	214,590	(a)
Construction Materials — 0.4%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	560,000	614,600	(a)
Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	415,000	452,350	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,210,000	1,222,100	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	167,280	174,389	(a)(b)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	590,000	601,800	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	46,875
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	630,000	700,875
Total Containers & Packaging				3,198,389

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2013 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 1.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	220,000	$227,172
ArcelorMittal, Senior Notes	6.000%	3/1/21	460,000	487,600
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	100,000	90,389
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	960,000	969,403
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	490,000	486,325
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	260,000	289,250	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	200,000	209,000	(a)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	580,000	582,175	(a)
Total Metals & Mining				3,341,314
Paper & Forest Products — 0.7%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	540,000	588,600	(a)
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	685,247
Total Paper & Forest Products				1,273,847
Total Materials				8,642,740
Telecommunication Services — 10.4%
Diversified Telecommunication Services — 9.7%
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	168,203
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	22,313
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	750,000	713,438	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	290,000	324,800
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	530,000	535,300	(a)
Orange, Notes	8.750%	3/1/31	600,000	828,404
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	157,446
Qwest Corp., Senior Notes	6.750%	12/1/21	2,000,000	2,189,928
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	1,500,000	1,683,750
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,124,718
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	770,000	800,800	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	4,330,000	4,649,086
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,500,000	1,595,625	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	490,000	513,275	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	800,000	748,000
Total Diversified Telecommunication Services				17,055,086
Wireless Telecommunication Services — 0.7%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	706,875
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	602,500	(a)
Total Wireless Telecommunication Services				1,309,375
Total Telecommunication Services				18,364,461

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 2.8%
Electric Utilities — 1.2%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	$203,962	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000	1,923,254
Total Electric Utilities				2,127,216
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	25,574
Independent Power Producers & Energy Traders — 1.6%
AES Corp., Senior Notes	8.000%	6/1/20	100,000	117,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	559,000	610,708	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	250,000	293,750	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,145,000	1,216,562
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	436,000	477,420	(a)
Total Independent Power Producers & Energy Traders				2,715,440
Total Utilities				4,868,230
Total Corporate Bonds & Notes (Cost — $118,237,441)				125,013,417
Asset-Backed Securities — 24.2%
AAA Trust, 2005-1A 1A3B	0.577%	2/27/35	472,236	364,359	(a)(c)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	997,488	773,198
ACE Securities Corp., 2005-WF1 M1	0.585%	5/25/35	470,000	436,769	(c)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.965%	2/25/34	474,929	437,274	(c)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.095%	10/25/34	226,384	226,121	(c)
Amortizing Residential Collateral Trust, 2004-1 A5	1.165%	10/25/34	194,183	190,594	(c)
Argent Securities Inc., 2003-W3 M1	1.290%	9/25/33	93,262	90,066	(c)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,219,197	2,200,888	(f)
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	243,369	260,108	(c)
Associates Manufactured Housing Pass-Through Certificates, 1997-2 B1	7.150%	3/15/28	1,224,501	1,453,767	(c)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	74,577	80,275	(c)
Bayview Financial Asset Trust, 2004-SSRA A1	0.765%	12/25/39	235,633	222,349	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1	0.965%	3/25/37	1,090,752	785,341	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M3	1.315%	3/25/37	413,734	277,202	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M4	1.665%	3/25/37	112,836	68,830	(a)(c)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	593,657	383,515

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2013 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	$341,256
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.365%	11/25/45	111,271	106,366	(a)(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	233,996	238,383
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.925%	8/25/34	138,840	137,253	(c)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.285%	6/25/36	405,679	384,965	(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.065%	10/25/47	978,292	828,833	(c)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.165%	8/25/47	45,467	36,397	(a)(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB4 M1	0.585%	7/25/35	2,000,000	1,706,528	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.785%	1/25/35	451,698	442,442	(a)(c)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.635%	5/25/44	11,667	11,522	(a)(c)
Education Funding Capital Trust, 2004-1 B1	1.910%	6/15/43	1,200,000	1,092,120	(c)(f)
EMC Mortgage Loan Trust, 2003-B A1	0.715%	11/25/41	42,558	41,525	(a)(c)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	869,045	774,562	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.915%	2/25/31	199,971	189,646	(a)(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	19,219	2,650
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	33,794	22,900
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	21,800	17,358
Greenpoint Manufactured Housing, 1999-2 A2	2.929%	3/18/29	425,000	370,177	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.556%	6/19/29	125,000	105,918	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.667%	2/20/30	125,000	105,669	(c)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	436,699	449,317	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.669%	2/20/32	375,000	338,874	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.669%	3/13/32	625,000	554,734	(c)
GSAA Home Equity Trust, 2004-8 A3A	0.905%	9/25/34	172,440	169,522	(c)
GSAA Home Equity Trust, 2006-19 A3A	0.405%	12/25/36	650,055	385,060	(c)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,543,051	1,512,712
GSRPM Mortgage Loan Trust, 2006-1 A1	0.465%	3/25/35	106,606	102,915	(a)(c)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.465%	9/25/36	178,221	166,244	(a)(c)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	142,077	140,842
Lehman XS Trust, 2007-1 WF1	5.200%	1/25/37	720,116	418,074	(c)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.065%	10/25/34	1,620,000	1,522,035	(c)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.165%	3/25/33	19,765	18,633	(c)
Morgan Stanley Capital Inc., 2003-NC9 M	1.290%	9/25/33	1,328,692	1,220,770	(c)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.065%	8/25/34	1,539,471	1,443,092	(c)
New Century Home Equity Loan Trust, 2004-2 A2	0.905%	8/25/34	475,320	444,628	(c)
New Century Home Equity Loan Trust, 2004-3 M1	1.095%	11/25/34	1,480,740	1,358,947	(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	198,759	$202,900	(c)
Option One Mortgage Loan Trust, 2003-2 A2	0.765%	4/25/33	323,805	296,581	(c)
Origen Manufactured Housing, 2006-A A2	2.368%	10/15/37	2,396,360	2,031,638	(c)
Origen Manufactured Housing, 2007-A A2	2.381%	4/15/37	2,754,208	2,279,691	(c)
PAMCO CLO, 1997-1A B	7.910%	8/6/13	730,478	153,400	(g)
Park Place Securities Inc., 2004-WCW1 M2	0.845%	9/25/34	1,377,678	1,358,491	(c)
Park Place Securities Inc., 2004-WHQ2 M2	1.110%	2/25/35	579,279	573,996	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	548,000	(a)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.430%	7/25/42	3,000,000	2,961,474	(c)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.205%	6/25/34	400,842	374,152	(c)
RAAC Series, 2007-RP1 M1	0.715%	5/25/46	210,000	131,635	(a)(c)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	383,619	392,044
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	607,742
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.545%	11/25/35	580,830	511,332	(c)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.645%	3/25/34	355,592	329,205	(c)
Residential Asset Securities Corp., 2001-KS3 AII	0.625%	9/25/31	235,410	222,206	(c)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	248,075	254,256	(c)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	259,657	257,792	(c)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	665,118	714,270	(a)
SLM Student Loan Trust, 2001-4 B	0.738%	1/25/21	983,704	979,526	(c)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	514,454	507,509
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	74,166	72,783	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.918%	3/25/35	424,047	427,410	(c)
Structured Asset Securities Corp., 2006-GEL3 A2	0.395%	7/25/36	907,780	894,951	(a)(c)
Total Asset-Backed Securities (Cost — $37,508,734)				42,536,509
Collateralized Mortgage Obligations — 16.6%
American Home Mortgage Investment Trust, 2007-A 4A	0.615%	7/25/46	711,861	158,735	(a)(c)
Banc of America Funding Corp., 2004-B 6A1	2.420%	12/20/34	373,882	250,395	(c)
BCAP LLC Trust, 2009-RR12 2A2	0.530%	3/26/35	1,844,014	845,187	(a)(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.420%	4/25/34	26,678	26,075	(c)
Bear Stearns Alt-A Trust, 2004-03 A1	0.805%	4/25/34	360,360	355,150	(c)
Bear Stearns Alt-A Trust, 2004-08 1A	0.865%	9/25/34	175,849	170,015	(c)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.674%	1/25/36	843,396	606,601	(c)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	633,622	233,852	(a)
Bella Vista Mortgage Trust, 2004-2 A1	0.535%	2/25/35	1,583,304	1,128,983	(c)
BlackRock Capital Finance LP, 1997-R2 B5	4.778%	12/25/35	106,868	4,756	(a)(c)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.415%	8/25/35	1,065,789	955,374	(a)(c)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.395%	10/25/35	1,581,515	1,386,927	(a)(c)

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2013 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.365%	10/25/36	1,383,310	$1,157,846	(a)(c)
Countrywide Home Loans, 2004-R2 1AF1	0.585%	11/25/34	290,350	251,443	(a)(c)
Countrywide Home Loans, 2005-7 1A1	0.705%	3/25/35	1,125,331	1,051,467	(c)
Countrywide Home Loans, 2006-HYB4 3B	2.674%	6/20/36	870,072	659,604	(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.525%	3/25/35	483,301	421,116	(a)(c)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.568%	3/26/35	312,387	307,834	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.217%	4/25/20	10,611,478	601,883	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.665%	6/25/20	615,960	49,305	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.490%	8/25/20	5,451,082	397,504	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.435%	11/25/46	323,861	861,470	(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,219,326	1,281,342	(a)(c)
HarborView Mortgage Loan Trust, 2004-08 3A2	0.566%	11/19/34	114,221	85,775	(c)
HarborView Mortgage Loan Trust, 2004-10 4A	2.566%	1/19/35	304,244	302,621	(c)
HarborView Mortgage Loan Trust, 2005-9 B10	1.917%	6/20/35	578,586	6	(c)
Impac CMB Trust, 2004-9 1A1	0.925%	1/25/35	41,457	36,290	(c)
Impac CMB Trust, 2005-2 2A2	0.965%	4/25/35	169,848	161,968	(c)
Impac CMB Trust, 2A-10	0.805%	3/25/35	318,675	262,841	(c)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	122,965	121,926
Jefferies & Co., 2009-B 9A	0.495%	11/21/35	61,003	339,492	(a)(c)(f)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,045,751	613,083	(c)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.770%	9/25/35	630,000	547,801	(c)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.218%	4/25/37	221,048	202,393	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.504%	6/15/36	270,026	651	(a)(c)(h)
Luminent Mortgage Trust, 2006-6 A1	0.365%	10/25/46	763,529	649,926	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.623%	11/21/34	1,617,896	1,654,295	(c)
MASTR ARM Trust, 2004-7 6M1	0.815%	8/25/34	528,013	491,874	(c)
Merit Securities Corp., 11PA 3A1	0.787%	4/28/27	122,367	105,882	(a)(c)
Merit Securities Corp., 11PA B3	2.417%	9/28/32	832,293	714,084	(a)(c)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	539,235	402,784	(c)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	287,998	289,847	(c)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	2,869,045	114,000	(c)
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.972%	7/25/34	5,211,764	27,747	(c)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.213%	7/25/34	929,141	7,679	(c)
Regal Trust IV, 1999-1 A	2.457%	9/29/31	48,631	44,752	(a)(c)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	103,788	$96,454
Sequoia Mortgage Trust, 2003-2 A2	1.039%	6/20/33	32,591	31,238	(c)
Sequoia Mortgage Trust, 2004-10 A1A	0.477%	11/20/34	24,089	23,700	(c)
Sequoia Mortgage Trust, 2004-11 A1	0.467%	12/20/34	37,177	36,036	(c)
Sequoia Mortgage Trust, 2004-12 A1	0.437%	1/20/35	303,438	277,766	(c)
Structured Asset Securities Corp., 1998-RF2 A	7.078%	7/15/27	293,980	295,431	(a)(c)
Structured Asset Securities Corp., 2002-9 A2	0.765%	10/25/27	647,291	639,732	(c)
Structured Asset Securities Corp., 2003-9A 2A2	2.370%	3/25/33	186,434	181,921	(c)
Structured Asset Securities Corp., 2004-NP1 A	0.965%	9/25/33	153,495	142,236	(a)(c)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.805%	9/25/43	512,729	491,935	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.905%	9/25/44	562,949	538,787	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.102%	9/25/37	322,811	335,085	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.608%	5/25/44	484,215	452,646	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	335,843	306,034	(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.558%	11/25/34	1,383,902	1,324,523	(c)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	742,495	397,869
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	4.969%	9/25/36	1,151,320	702,474
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	4.969%	9/25/36	141,874	83,523
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	394,486	365,734	(c)
Washington Mutual Inc., 2005-AR8 2A1A	0.455%	7/25/45	336,575	314,610	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR02 A	1.543%	4/25/44	215,868	211,075	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	984,053	950,611	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.455%	10/25/45	276,392	255,898	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.079%	7/25/46	895,695	500,565	(c)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	23,843	25,082
Total Collateralized Mortgage Obligations (Cost — $24,678,941)				29,321,546
Mortgage-Backed Securities — 0.2%
FNMA — 0.2%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $294,534)	6.500%	8/25/44	288,327	323,623

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2013 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Senior Loans — 0.7%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	430,000		$435,375	(i)
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	210,000		195,930	(i)
Total Consumer Discretionary					631,305
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	180,000		172,800	(i)
Energy — 0.0%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	40,000		40,125	(i)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	330,000		341,275	(i)
Total Senior Loans (Cost — $1,166,733)					1,185,505
Sovereign Bonds — 8.5%
Argentina — 0.6%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,010,000		987,469
Brazil — 1.9%
Federative Republic of Brazil, Notes	10.000%	1/1/14	280,000	BRL	118,682
Federative Republic of Brazil, Notes	10.000%	1/1/17	3,870,000	BRL	1,550,655
Federative Republic of Brazil, Notes	10.000%	1/1/21	4,379,000	BRL	1,613,354
Total Brazil					3,282,691
Mexico — 3.3%
United Mexican States, Bonds	8.000%	6/11/20	11,147,000	MXN	953,883
United Mexican States, Bonds	6.500%	6/9/22	60,296,400	MXN	4,668,520
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	268,949
Total Mexico					5,891,352
Russia — 1.6%
Russian Federal Bond, Bonds	7.400%	6/14/17	91,290,000	RUB	2,829,654
Turkey — 0.3%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	210,000		210,840
Republic of Turkey, Senior Notes	6.250%	9/26/22	400,000		415,400
Total Turkey					626,240

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	21

Schedule of investments (cont’d)

December 31, 2013

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 0.8%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,750,000	$1,353,625
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	2,000	1,483
Total Venezuela				1,355,108
Total Sovereign Bonds (Cost — $16,854,369)				14,972,514
U.S. Government & Agency Obligations — 3.8%
U.S. Government Obligations — 3.8%
U.S. Treasury Bonds	3.625%	8/15/43	810,000	764,944
U.S. Treasury Notes	0.250%	2/15/15	2,000,000	2,001,406
U.S. Treasury Notes	0.250%	2/28/15	4,000,000	4,002,500
Total U.S. Government & Agency Obligations (Cost — $6,770,049)				6,768,850

			Shares
Common Stocks — 0.9%
Financials — 0.7%
Diversified Financial Services — 0.7%
Citigroup Inc.			25,131	1,309,576
Industrials — 0.2%
Building Products — 0.0%
Nortek Inc.			109	8,131	*
Marine — 0.2%
DeepOcean Group Holding AS			8,860	291,986	(f)(h)
Total Industrials				300,117
Total Common Stocks (Cost — $962,500)				1,609,693
Preferred Stocks — 1.5%
Financials — 1.5%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		62,722	1,677,186	(c)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		37,975	1,034,819	(c)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	68	*
Total Diversified Financial Services				1,034,887
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	1,370	*(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	2,820	*
Total Thrifts & Mortgage Finance				4,190
Total Preferred Stocks (Cost — $2,679,927)				2,716,263
Total Investments before Short-Term Investments (Cost — $209,153,228)				224,447,920

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2013 Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 10.9%
Repurchase Agreements — 10.9%
Bank of America repurchase agreement dated 12/31/13; Proceeds at maturity — $2,099,000; (Fully collateralized by U.S. government obligations, 6.125% due 11/15/27; Market value — $2,140,980)	0.001%	1/2/14	2,099,000	$2,099,000
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity $17,081,009; (Fully collateralized by U.S. government obligations, 2.000% due 4/30/16; Market value $17,421,545)	0.010%	1/2/14	17,081,000	17,081,000
Total Short-Term Investments (Cost — $19,180,000)				19,180,000
Total Investments — 138.3% (Cost — $228,333,228#)				243,627,920
Other Assets in Excess of Liabilities — 2.6%				4,564,025
Liquidation value of Preferred Shares — (40.9)%				(72,000,000)
Total Net Assets — 100.0%				$176,191,945

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of December 31, 2013.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	The maturity principal is currently in default as of December 31, 2013.

(h)	Illiquid security (unaudited).

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $228,407,566.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	23

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $209,153,228)	$224,447,920
Repurchase agreements, at value (Cost — $19,180,000)	19,180,000
Foreign currency, at value (Cost — $580,069)	566,924
Cash	60,962
Interest receivable	2,615,278
Receivable for insurance proceeds (Note 10)	1,549,104
Receivable for securities sold	926,251
Deposits with brokers for open futures contracts	56,003
Principal paydown receivable	53,952
Receivable from broker — variation margin on open futures contracts	5,672
Prepaid expenses	40,999
Total Assets	249,503,065

Liabilities:
Payable for securities purchased	952,734
Investment management fee payable	116,067
Unrealized depreciation on forward foreign currency contracts	74,131
Distributions payable to Auction Rate Preferred stockholders	19,444
Trustees’ fees payable	84
Accrued expenses	148,660
Total Liabilities	1,311,120

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 6)	72,000,000
Total Net Assets	$176,191,945

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,895,590 shares issued and outstanding (Note 5)	166,140,158
Undistributed net investment income	7,019,971
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(12,245,353)
Net unrealized appreciation on investments, futures contracts and foreign currencies	15,277,169
Total Net Assets	$176,191,945

Shares Outstanding	11,895,590

Net Asset Value	$14.81

See Notes to Financial Statements.

24	Western Asset Premier Bond Fund 2013 Annual Report

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$15,572,437
Dividends	174,853
Total Investment Income	15,747,290

Expenses:
Investment management fee (Note 2)	1,372,807
Excise tax (Note 1)	260,977
Legal fees	132,158
Audit and tax	78,203
Fund accounting fees	49,130
Transfer agent fees	43,735
Shareholder reports	37,102
Auction participation fees	36,230
Rating agency fees	29,839
Trustees’ fees	22,689
Stock exchange listing fees	19,704
Custody fees	16,396
Auction agent fees	12,488
Insurance	4,546
Miscellaneous expenses	9,238
Total Expenses	2,125,242
Net Investment Income	13,622,048

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,739,694
Futures contracts	(118,902)
Swap contracts	(127,260)
Foreign currency transactions	(112,040)
Net Realized Gain	2,381,492
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,718,614)
Futures contracts	75,502
Foreign currencies	(31,293)
Change in Net Unrealized Appreciation (Depreciation)	(2,674,405)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(292,913)
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(109,226)
Increase in Net Assets from Operations	$13,219,909

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	25

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$13,622,048	$13,824,361
Net realized gain	2,381,492	5,917,786
Change in net unrealized appreciation (depreciation)	(2,674,405)	17,096,671
Distributions paid to auction rate preferred stockholders from net investment income	(109,226)	(161,617)
Increase in Net Assets From Operations	13,219,909	36,677,201

Distributions to Shareholders From (Note 1):
Net investment income	(13,551,587)	(15,583,956)
Decrease in Net Assets From Distributions to Shareholders	(13,551,587)	(15,583,956)

Fund Share Transactions:
Reinvestment of distributions (20,226 and 46,866 shares issued, respectively)	309,192	715,544
Increase in Net Assets From Fund Share Transactions	309,192	715,544
Increase (Decrease) in Net Assets	(22,486)	21,808,789

Net Assets:
Beginning of year	176,214,431	154,405,642
End of year*	$176,191,945	$176,214,431
* Includes undistributed net investment income of:	$7,019,971	$7,223,926

See Notes to Financial Statements.

26	Western Asset Premier Bond Fund 2013 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$14.84	$13.05	$13.96	$12.39	$8.72

Income (loss) from operations:
Net investment income[1]	1.15	1.16	1.32	1.47	1.64
Net realized and unrealized gain (loss)	(0.03)	1.96	(0.73)	1.57	3.33
Distributions paid to auction rate preferred stockholders from:
Net investment income	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)
Total income from operations	1.11	3.11	0.58	3.02	4.95

Less distributions from:
Net investment income	(1.14)	(1.32)	(1.49)	(1.45)	(1.28)
Total distributions	(1.14)	(1.32)	(1.49)	(1.45)	(1.28)

Net asset value, end of year	$14.81	$14.84	$13.05	$13.96	$12.39

Market price, end of year	$14.53	$15.54	$15.95	$14.13	$13.36
Total return, based on NAV[2,3]	7.71%	24.90%	4.12%	25.50%	60.98%
Total return, based on Market Price[4]	0.97%	6.16%	24.87%	17.56%	68.84%

Net assets, end of year (000s)	$176,192	$176,214	$154,406	$163,814	$143,859

Ratios to average net assets:[5,6]
Gross expenses	1.20%	1.19%	1.30%	1.38%	1.95%
Net expenses[7]	1.20	1.19	1.30	1.38	1.95
Net investment income	7.68	8.33	9.45	11.12	15.94

Portfolio turnover rate	36%	36%	18%	33%	29%

Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$72,000	$72,000	$72,000	$72,000	$72,000
Asset Coverage[8]	345%	345%	314%	327%	300%
Involuntary Liquidating Preference Per Share (000s)	25	25	25	25	25

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2013 Annual Report	27

Financial highlights (cont’d)

[6]

Gross expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance arrangements. Net expenses reflects expenses less any compensating balance arrangements and/or voluntary expense waivers.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See Notes to Financial Statements.

28	Western Asset Premier Bond Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset Premier Bond Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	Western Asset Premier Bond Fund 2013 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$125,013,417	—	$125,013,417
Asset-backed securities	—	39,243,501	$3,293,008	42,536,509
Collateralized mortgage obligations	—	29,316,790	4,756	29,321,546
Mortgage-backed securities	—	323,623	—	323,623
Senior loans	—	1,185,505	—	1,185,505
Sovereign bonds	—	14,972,514	—	14,972,514
U.S. government & agency obligations	—	6,768,850	—	6,768,850
Common stocks:
Financials	$1,309,576	—	—	1,309,576
Industrials	8,131	—	291,986	300,117
Preferred stocks	2,716,195	68	—	2,716,263
Total long-term investments	$4,033,902	$216,824,268	$3,589,750	$224,447,920
Short-term investments†	—	19,180,000	—	19,180,000
Total investments	$4,033,902	$236,004,268	$3,589,750	$243,627,920
Other financial instruments:
Futures contracts	75,502	—	—	75,502
Total	$4,109,404	$236,004,268	$3,589,750	$243,703,422

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$74,131	—	$74,131

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Premier Bond Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Preferred Stocks		Total
Balance as of December 31, 2012	$1,806,145	$4,896,968	$3,333	$179,616	$0	*	$6,886,062
Accrued premiums/discounts	(7,277)	67,386	16,143	—	—		76,252
Realized gain (loss)[1]	—	(41,605)	(38,423)	—	—		(80,028)
Change in unrealized appreciation (depreciation)[2]	(43,699)	(238,781)	14,077	112,370	—		(156,033)
Purchases	—	—	9,626	—	—		9,626
Sales	(190,027)	(1,237,560)	—	—	(0)	*	(1,427,587)
Transfers into Level 3[3]	—	—	—	—	—		—
Transfers out of Level 3[4]	(1,565,142)	(153,400)	—	—	—		(1,718,542)
Balance as of December 31, 2013	—	$3,293,008	$4,756	$291,986	—		$3,589,750
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2013[2]	—	$(191,136)	$14,077	$112,370	—		$(64,689)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in

32	Western Asset Premier Bond Fund 2013 Annual Report

which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Premier Bond Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

34	Western Asset Premier Bond Fund 2013 Annual Report

Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of

Western Asset Premier Bond Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

36	Western Asset Premier Bond Fund 2013 Annual Report

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Premier Bond Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

38	Western Asset Premier Bond Fund 2013 Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $74,131. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Single sourced securities. Certain securities held by the Fund at December 31, 2013 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of December 31, 2013, 3.04% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and

Western Asset Premier Bond Fund 2013 Annual Report	39

Notes to financial statements (cont’d)

realized gains for the calendar year. The Fund paid $260,978 of Federal excise taxes attributable to calendar year 2012 in March 2013. Additionally, the Fund accrued $260,978 of federal excise tax in calendar year 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed/ Undistributed Net Investment Income	Undistributed Realized Gains/ Accumulated Net Realized Loss/Gain	Paid-in Capital
(a)	$260,978	—	$(260,978)
(b)	(426,168)	$426,168	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

40	Western Asset Premier Bond Fund 2013 Annual Report

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Partners Fund Adviser, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$75,827,004	$6,770,586
Sales	81,668,796	—

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,008,945
Gross unrealized depreciation	(6,788,591)
Net unrealized appreciation	$15,220,354

At December 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	$1,700,000	$14,110
Options closed	—	—
Options exercised	(1,700,000)	(14,110)
Options expired	—	—
Written options, outstanding as of December 31, 2013	—	—

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 10-Year Notes	33	3/14	$4,136,049	$4,060,547	$75,502

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	JPMorgan Chase Bank	1,800,000	$2,476,213	2/18/14	$(74,131)

Western Asset Premier Bond Fund 2013 Annual Report	41

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts [2]	$75,502

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$74,131

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(118,902)	—	—	$(118,902)
Swap contracts	—	—	$(127,260)	(127,260)
Forward foreign currency contracts	—	$(83,407)	—	(83,407)
Total	$(118,902)	$(83,407)	$(127,260)	$(329,569)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$75,502	—	$75,502
Forward foreign currency contracts	—	$(12,431)	(12,431)
Total	$75,502	$(12,431)	$63,071

42	Western Asset Premier Bond Fund 2013 Annual Report

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$3,906
Futures contracts (to sell)	1,274,744
Forward foreign currency contracts (to sell)	2,393,186

Average Notional Balance
Credit default swap contracts (to buy protection)†	$784,615

†	At December 31, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$5,672	—	$5,672

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$74,131	—	$74,131

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Common shares

Of the 11,895,590 shares of common stock outstanding at December 31, 2013, the Investment Adviser owned 20,723 shares.

6. Preferred shares

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of

Western Asset Premier Bond Fund 2013 Annual Report	43

Notes to financial statements (cont’d)

an auction. The weekly auctions for Series M and W have all failed during the year ended December 31, 2013; consequently, the dividend rate paid on the preferred shares has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been impacted by the lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 200% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.08% to 0.24% between January 1, 2013 to December 31, 2013.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. Since January 1, 2010, the

44	Western Asset Premier Bond Fund 2013 Annual Report

participation fee has been reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions.

7. Trustee compensation

Each Trustee of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset, WAML, Western Singapore or Western Japan receives an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity.

The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Income Fund according to each such investment company’s average annual net assets.

Trustee Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Distributions

On November 20, 2013, the Fund’s Board of Trustees declared two distributions, each in the amount of $0.09 per share, payable on January 31, 2014 and February 28, 2014 to shareholders of record on January 24, 2014 and February 21, 2014, respectively.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2013	2012
Distributions Paid to Common Shareholders From:
Ordinary income	$13,551,587	$15,583,956
Distributions Paid to Preferred Shareholders From:
Ordinary income	109,226	161,617
Total distributions paid	$13,660,813	$15,745,573

Western Asset Premier Bond Fund 2013 Annual Report	45

Notes to financial statements (cont’d)

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$7,111,548
Deferred Capital Losses*	(307,972)
Capital loss carryforward**	$(11,853,096)
Other book/tax temporary differences(a)	(101,524)
Unrealized appreciation (depreciation)(b)	15,202,831
Total accumulated earnings (losses) — net	$10,051,787

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

**	During the taxable year ended December 31, 2013, the Fund utilized $ 3,187,729 of its capital loss carryforward available from prior years. As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(11,853,096)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, differences between book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the accrual of income on certain securities.

10. Other

GreenPoint Mortgage Pass Through Certificates (“GreenPoint”) was a mortgage-backed security previously held by the Fund. GreenPoint was insured through a policy issued by AMBAC Assurance Corporation to cover certain interest shortfalls and realized losses. In August 2013, the final paydown was received from GreenPoint resulting in a loss to the Fund. A receivable for $1,549,104 has been recorded representing the estimated insurance proceeds to be paid to the Fund.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

46	Western Asset Premier Bond Fund 2013 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Premier Bond Fund (the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2014

Western Asset Premier Bond Fund 2013 Annual Report	47

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Portfolio Management Agreements (together with the Management Agreement, the “Agreements”) between Western Asset and each of Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) with respect to the Fund at meetings held on September 17, 2013 and October 22 and 30, 2013. At a meeting held on November 19, 2013, the Executive and Contracts Committee reported to the full Board of Trustees its considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Portfolio Management Agreements. The Trustees also noted that the Fund does not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset, including relevant investment advisory personnel; reviewed a variety of information prepared by Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services

48	Western Asset Premier Bond Fund

with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in a peer group consisting of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Trustees noted that the performance of the Fund exceeded its peer average for each of the one-, three-, five- and ten-year periods ended August 31, 2013.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Trustees observed that the Fund’s total expenses were lower than the average of the fees paid by funds in its Lipper peer group and the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets attributable to common shares or total assets, was lower than the average of the funds in its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that Western Asset was responsible for payment of the management fee to the Non-U.S. Advisers and that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers and the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end

Western Asset Premier Bond Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Trustees weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

50	Western Asset Premier Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Premier Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Independent Trustees†:
Robert Abeles, Jr.[1]
Year of birth	1945
Position(s) held with Fund	Trustee
Term of office and length of time served[2]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008-2009).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[3]	13
Other board memberships held by Trustee during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Trustee
Term of office and length of time served[2]	Served since 1997
Principal occupation(s) during past five years	Retired.
Number of portfolios in fund complex overseen by Trustee (including the Fund)[3]	13
Other board memberships held by Trustee during past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Trustee
Term of office and length of time served[2]	Served since 1998
Principal occupation(s) during past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1995-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[3]	13
Other board memberships held by Trustee during past five years	OBN Holdings, Inc. (film, television and media company)

Western Asset Premier Bond Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Trustee
Term of office and length of time served[2]	Served since 2007
Principal occupation(s) during past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[3]	13
Other board memberships held by Trustee during past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Trustee and Chairman
Term of office and length of time served[2]	Served since 1997
Principal occupation(s) during past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[3]	13
Other board memberships held by Trustee during past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Trustee
Term of office and length of time served[2]	Served since 2004
Principal occupation(s) during past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[3]	13
Other board memberships held by Trustee during past five years	None

52	Western Asset Premier Bond Fund

Interested Trustees:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee (including the Fund)[3]	155
Other board memberships held by Trustee during past five years	None

Ronald L. Olson[5]
Year of birth	1941
Position(s) held with Fund	Trustee
Term of office and length of time served[2]	Served since 2005
Principal occupation(s) during past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen by Trustee (including the Fund)[3]	13
Other board memberships held by Trustee during past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[6]:
Richard F. Sennett 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served	Since 2011 and since 2013
Principal occupation(s) during past five years

Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Premier Bond Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers cont’d
Todd F. Kuehl 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served	Served since 2007
Principal occupations during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served	Served since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Mr. Abeles, Jr. became a Trustee effective May 22, 2013.

[2]

Each of the Trustee of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[3]

Each Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and oversees the eleven portfolios of Western Asset Funds, Inc. (open-end investment companies), which are considered part of the same Fund Complex as the Fund.

[4]

Mr. Fuller became a Trustee, President and Chief Executive Officer effective May 22, 2013. Mr. Fuller is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser. R. Jay Gerken retired as a Trustee and President and Chief Executive Officer effective May 22, 2013.

[5]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

[6]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

54	Western Asset Premier Bond Fund

Annual principal executive officer and principal financial officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Premier Bond Fund	55

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

100 International Drive

Baltimore, MD 21202

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

56	Western Asset Premier Bond Fund

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Western Asset Premier Bond Fund	57

Dividend reinvestment plan (unaudited) (cont’d)

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York, 11219. Investor Relations Telephone number 1-888-888-0151.

58	Western Asset Premier Bond Fund

Western Asset

Premier Bond Fund

Trustees

William E. B. Siart

Chairman

Kenneth D. Fuller*

Robert Abeles, Jr.*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Officers

Kenneth D. Fuller*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company

Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

New York Stock

Exchange Symbol

WEA

*	Effective May 22, 2013, Mr. Abeles became a Trustee and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WASX012842 2/14 SR14-2139

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,264 in December 31, 2012 and $76,272 in December 31, 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012 and $0 in December 31, 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Premier Bond Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,200 in December 31, 2012 and $4,410 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,756 in December 31, 2012 and $213 in December 31, 2013, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Premier Bond Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Premier Bond Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Premier Bond Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Premier Bond Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Premier Bond Fund during the reporting period were $256,353 in December 31, 2012 and $240,000 in December 31, 2013.

(h) Yes. Western Asset Premier Bond Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Premier Bond Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Robert Abeles, Jr.

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its portfolio securities to its advisers, Western Asset Management Company and Western Asset Management Company Limited (together, the “Advisers”). The Proxy Voting Policies and Procedures of the Advisers are attached as an exhibit to this Form N-CSR.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of December 31, 2013, a team of investment professionals at the Advisers, led by Chief Investment Officer Stephen A. Walsh, Portfolio Manager Michael C. Buchanan and Portfolio Manager Christopher F. Kilpatrick manages the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Walsh, Buchanan and Kilpatrick have each served as investment professionals for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Walsh, Buchanan and Kilpatrick serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of December 31, 2013, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed ($ billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based($ billions)
Stephen A. Walsh:
Registered Investment Companies	106	193.1	0	0

Other pooled investment vehicles	242	89.0	9	1.6
Other accounts	712	169.4	57	15.5

Michael C. Buchanan:
Registered Investment Companies	42	33.7	0	0
Other pooled investment vehicles	57	31.2	4	0.86
Other accounts	194	48.2	20	7.3

Christopher F. Kilpatrick:
Registered Investment Companies	8	3.6	0	0
Other pooled investment vehicles	1	0.49	0	0
Other accounts	1	0.36	0	0

Note: With respect to Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Walsh is involved in the management of all the Advisers’ portfolios, but he is not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest as of December 31, 2013

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether an Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers as of December 31, 2013

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisers’ business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2013:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned($)
Stephen A. Walsh	None
Michael C. Buchanan	None

Christopher F. Kilpatrick	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CER

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014